Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Awards Close in Time to MNPI Disclosures [Table]
Award Timing MNPI Disclosure	In response to Item 402(x)(1) of Regulation S-K, we generally do not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to our disclosure of material nonpublic information. In the event we determine to grant new awards of such options in the future, we will evaluate the appropriate steps to take in relation to the foregoing. For fiscal year ended December 31, 2025, we did not grant stock options, stock appreciation rights, or similar option-like instruments to any Named Executive Officer.